                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                  Date of earliest event reported: May 8, 1997


                            PARKER DRILLING COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              1-7573                     73-0618660
--------------------------------------------------------------------------------
(State or other jurisdiction    Commission File Number         (IRS Employer
of incorporation)                                           Identification No.)

Eight East Third Street, Tulsa, Oklahoma               74103
--------------------------------------------------------------------------------
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, include area code: (918) 585-8221

            The financial statements of Hercules Offshore Corporation's Predecessor Company ("Hercules") for the four month period ended April 30, 1996 have been restated, as prescribed by accounting regulations of the Securities and Exchange Commission, to reflect additional general and administrative expenses and a corresponding decrease in net income as a result of payments made by former shareholders of the former Parent of Hercules to an officer of Hercules and a company affiliated with an officer of Hercules. Such changes do not affect the financial statements of Hercules for the eight months ended December 31, 1996 or the financial statements of Parker Drilling Company.



Item 7:     Financial Statements, Pro-Forma Financial Information and Exhibits

            (c)   Exhibits

                  2.1 Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Trenergy (Malaysia) BHD. (incorporated by reference to
                       Exhibit 10(n) to the Company's Quarterly Report on
                       Form 10-Q for the three months ended May 31, 1997).

                  2.2 Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Reshid & Lee Nominees SDN, BHD. (incorporated by reference to Exhibit 10(o) to the Company's Quarterly Report on Form 10-Q for the three months ended May 31,
                       1997).

                 99.1 Certain Financial Statements of Hercules Offshore Corporation and Predecessor Company, as restated as described in Note 1 of Notes to the Hercules Offshore Corporation and Predecessor Company Financial Statements.

                 99.2  Certain Financial Statements of Hercules Rig Corporation.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARKER DRILLING COMPANY



                                      By: /s/ JAMES J. DAVIS
                                          ------------------------------------
                                          James J. Davis
                                          Senior Vice President-Finance and
                                          Chief Financial Officer


Date: March 31, 1998

                                 EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

  2.1 Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Trenergy (Malaysia) BHD. (incorporated by reference to Exhibit 10(n) to the Company's Quarterly Report on Form 10-Q for the three months ended May 31, 1997).

  2.2 Stock Purchase Agreement dated May 9, 1997 by and among the Company, Parker Drilling Offshore Company and Reshid & Lee Nominees SDN, BHD. (incorporated by reference to Exhibit 10(o) to the Company's Quarterly Report on Form 10-Q for the three months ended May 31, 1997).

 99.1 Certain Financial Statements of Hercules Offshore Corporation and Predecessor Company, as restated in Note 1 of Notes to the Hercules Offshore Corporation and Predecessor Company Financial Statements.

 99.2   Certain Financial Statements of Hercules Rig Corporation.